                                                                  EXHIBIT 10.131

================================================================================

                   FIRST AMENDMENT TO BROKER-DEALER AGREEMENT

                                     between

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                as Auction Agent,

                                       and

                         BANC OF AMERICA SECURITIES LLC,
                                as Broker-Dealer

                                   Relating to

                       Nelnet Education Loan Funding, Inc.
                         Student Loan Asset-Backed Notes
              $100,000,000 Senior Class 2003A-2 Auction Rate Notes
              $100,000,000 Senior Class 2003A-4 Auction Rate Notes
               $75,000,000 Senior Class 2003A-6 Auction Rate Notes $75,000,000 Senior Class 2003A-8 Auction Rate Notes
              $75,000,000 Senior Class 2003A-10 Auction Rate Notes $75,000,000 Senior Class 2003A-12 Auction Rate Notes
            $15,000,000 Subordinate Class 2003B-2 Auction Rate Notes

                           Dated as of October 1, 2003

================================================================================

         THIS FIRST AMENDMENT TO BROKER-DEALER AGREEMENT dated as of October 1, 2003 (this "Amendment") between DEUTSCHE BANK TRUST COMPANY AMERICAS (together with its successors and assigns, the "Auction Agent"), not in its individual capacity but solely as agent of Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Trustee") under an Indenture of Trust, dated as of June 1, 2003 (the "Original Indenture"), among Nelnet Education Loan Funding, Inc. (the "Issuer"), the Trustee and Wells Fargo Bank Minnesota, National Association, as eligible lender trustee, and the Series 2003-1 Supplemental Indenture of Trust, dated as of June 1, 2003 (the "Supplemental Indenture," and together with the Original Indenture, the "Indenture"), between the Issuer and the Trustee, pursuant to authority granted to it in the Auction Agency Agreement dated as of June 1, 2003, among the Issuer, the Trustee and the Auction Agent (the "Auction Agency Agreement"), and BANC OF AMERICA SECURITIES LLC (together with its successors and assigns hereinafter referred to as "BD").

         The Issuer has previously issued (a) $100,000,000 of its Student Loan Asset-Backed Notes, Senior Class 2003A-2 as Auction Rate Notes, (b) $100,000,000 of its Student Loan Asset-Backed Notes, Senior Class 2003A-4 as Auction Rate Notes, (c) $75,000,000 of its Student Loan Asset-Backed Notes, Senior Class 2003A-6 as Auction Rate Notes, (d) $75,000,000 of its Student Loan Asset-Backed Notes, Senior Class 2003A-8 as Auction Rate Notes, (e) $75,000,000 of its Student Loan Asset-Backed Notes, Senior Class 2003A-10 as Auction Rate Notes,
(f) $75,000,000 of its Student Loan Asset-Backed Notes, Senior Class 2003A-12 as Auction Rate Notes, and (g) $15,000,000 of its Student Loan Asset-Backed Notes, Subordinate Class 2003B-2 as Auction Rate Notes (collectively, the "Auction Rate Notes").

         The Auction Procedures set forth in the Auction Agency Agreement and the Indenture to satisfy such requirement require the participation of one or more Broker-Dealers and the parties hereto have previously entered into a Broker-Dealer Agreement dated as of June 1, 2003 (the "Original BD Agreement").

         Pursuant to Section 4.06 of the Original BD Agreement, the parties hereto hereby desire to amend the Original BD Agreement by execution of this Amendment as described below.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Auction Agent, as agent of the Trustee, and BD agree as follows:

                                    ARTICLE I

                           TERMS DEFINED BY REFERENCE

         Capitalized terms not defined herein shall have the respective meanings specified in or pursuant to the Indenture, the Original BD Agreement and the Auction Agency Agreement.

                                   ARTICLE II

             AMENDMENTS TO SECTION 2.05 OF THE ORIGINAL BD AGREEMENT

         Section 2.05 of the Original BD Agreement is herby amended and restated in its entirety as follows:

                           SECTION 2.05. SERVICE CHARGE TO BE PAID TO BD. On
                  each Interest Payment Date, for the term of this Agreement, the Auction Agent shall pay to BD, pursuant to Section 3.05(b) of the Auction Agency Agreement, a service charge for the preceding Interest Period in an amount equal to the product of
                  (a) a fraction, the numerator of which is the number of days in each Auction Period occurring during such Interest Period (or, in the case of the initial Interest Period, the actual number of days elapsed since the date of delivery of the Auction Rate Notes) and the denominator of which is 360, times
                  (b) the Broker-Dealer Fee Rate times (c) the sum of (i) the sum of the aggregate principal amount of the Auction Rate Notes that were (A) the subject of Submitted Bids of Existing Owners submitted by BD and continued to be held as a result of such submission and (B) the subject of Submitted Bids of Potential Owners submitted by BD and purchased as a result of such submission and (ii) the aggregate principal amount of the Auction Rate Notes subject to valid Hold Orders (determined in accordance with Section 2.02 (a)(iii)(A) of Appendix A to the Supplemental Indenture) submitted to the Auction Agent by BD and (iii) the principal amount of the Auction Rate Notes deemed to be subject to Hold Orders by Existing Owners pursuant to Section 2.02(a)(ii)(C) of Appendix A to the Supplemental Indenture that were acquired by such Existing Owners through BD in the Auction for such Auction Period. For purposes of subclause (c)(iii) of the foregoing sentence, if any Existing Owner who acquired Auction Rate Notes through BD transfers those Auction Rate Notes to another Person other than pursuant to an Auction, then the Broker-Dealer for the Auction Rate Notes so transferred shall continue to be BD; provided, however, that if the transfer was effected by, or if the transferee is, a Broker-Dealer other than BD, then such Broker-Dealer shall be the Broker-Dealer for such Auction Rate Notes. If for any reason an Auction is not held on an Auction Date, there shall be no Broker-Dealer Fee applicable with respect to such Auction Date. The Broker-Dealer Fee Rate shall be 0.125% per annum. The Broker-Dealer Fee shall be payable solely out of amounts received by the Auction Agent pursuant to the Indenture.

                           The Broker-Dealer Fee Rate shall be the prevailing
                  rate received by broker-dealers for rendering comparable services to others. The Auction Agent shall advise the Issuer, at the Issuer's request, at least annually of its view of such then current prevailing rate. If the then current Broker-Dealer Fee Rate is not, in the opinion of the Issuer and the Auction Agent, the prevailing rate, the Issuer shall change the Broker-Dealer Fee Rate pursuant to the terms hereof and shall notify the Auction Agent and the Broker-Dealer in writing thereof. Any change in the Broker-Dealer Fee Rate shall be effective on the Auction Date next succeeding such change.

                                   ARTICLE III

                                  MISCELLANEOUS

         SECTION 3.01. ENTIRE AGREEMENT. This Amendment contains the entire agreement between the parties relating to the subject matter hereof, and there are no other representations, endorsements, promises, agreements or understandings, oral, written or inferred, between the parties relating to the subject matter hereof.

         SECTION 3.02. SEVERABILITY. If any clause, provision or section of this Amendment shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any remaining clause, provision or section hereof.

         SECTION 3.03. EXECUTION IN COUNTERPARTS. This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         SECTION 3.04. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 3.05. TERMINATION OF THIS AMENDMENT. This Amendment shall expire on October 1, 2004 and each October 1 thereafter unless the fee described in Section 2.05 of this Amendment is extended or modified for a subsequent year by written notification from the Broker-Dealer to the Issuer and the Auction Agent prior to each October 1. Any modification of the fee described in Section
2.05 of this Amendment shall be effective only upon execution of a letter agreement or amendment to the Original Broker-Dealer Agreement executed by each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Broker-Dealer Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

                                          DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                          as Auction Agent

                                          By     /s/ Linda Reale
                                             ___________________________________
                                          Name   Linda Reale
                                               _________________________________
                                          Title  VP
                                               ________________________________

                                          BANC OF AMERICA SECURITIES LLC
                                          Broker-Dealer

                                          By  /s/ Christopher G. Cronk
                                             ___________________________________
                                             Christopher G. Cronk, Managing
                                             Director